Income taxes - Deferred income taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred income tax asset
Tax loss carried forward	$ 8,427	$ 6,261
Pension liability	968	789
Fixed assets	(691)	(746)
Allowance for compensated absence	15	14
Deferred income tax asset before valuation allowance	8,719	6,318
Less: valuation allowance	(4,839)	(5,955)
Net deferred income tax assets	3,880	363
Deferred income tax liability
Other	(14)	(5)
Net deferred income tax assets	$ 3,866	$ 358